Exhibit 99.1

TechForce Robotics Deploys TIM-E Autonomous Service Robot at Del Mar, California, Hotel

Autonomous logistics robot supports daily back-of-house operations, including waste transport and linen movement

LOS ANGELES, — Feb. 4, 2026 — via IBN – Nightfood Holdings, Inc. dba TechForce Robotics (OTCQB: NGTF) (“TechForce” or the “Company”), an AI-enhanced service-robotics platform focused on hospitality, foodservice, and commercial automation, today announced the successful installation of its autonomous logistics robot, Things in Motion – Everywhere (TIM-E), at the Homewood Suites in Del Mar, California.

Deployed through TechForce’s Robotics-as-a-Service Provider (RaaSP) model, TIM-E is now actively supporting daily back-of-house operations, including automated transport and linen movement. The system is designed to reduce manual labor demands, improve operational consistency, and help hospitality teams operate more efficiently in a challenging labor market.

“Our robotics solutions are developed to seamlessly integrate into the daily operations of hospitality venues like the Homewood Suites Hotel, augmenting staff rather than replacing them,” said Ried Floco, TechForce Robotics president. “With TIM-E operating 24 hours per day and seven days per week, hospitality staff can focus more time on guest service and experience.”

TIM-E features autonomous navigation with real-time obstacle avoidance, along with elevator and door integration that enables continuous operations across multiple floors. Its modular design allows a single robotic platform to support multiple operational use cases across hospitality environments, delivering flexibility while maintaining clean, efficient workflows. The Del Mar deployment highlights TechForce’s potential in hospitality automation, underscoring the Company’s focus on scalable, revenue-generating robotic solutions that address real-world operational needs.

About TechForce Robotics

TechForce Robotics, Inc., a whollyowned subsidiary of the Company, is an AI-Enhanced service-robotics and automation company focused on developing, deploying, and scaling autonomous robotic solutions for hospitality, foodservice, and commercial applications. Through a vertically integrated platform that combines proprietary robotics technology, real-world operating environments, and scalable manufacturing, TechForce is accelerating the adoption of automation across multiple industries.

About Nightfood Holdings, Inc. (OTCQB: NGTF)

Nightfood Holdings, Inc. is an emerging robotics company focused on deploying AI-powered automation across multiple industries. Hospitality is the Company’s initial sector of entry, where its Robotics-as-a-Service (RaaS) platform addresses repetitive, labor-intensive, and operationally constrained tasks. Nightfood’s long-term vision is to expand into additional verticals requiring similar automation solutions, delivering scalable robotics that improve efficiency, reliability, and revenue generation.

Forward-Looking Statements

This press release contains “forward-looking statements” and “forward-looking information. This information and these statements, which can be identified by the fact that they do not relate strictly to historical or current facts, are made as of the date of this press release or as of the date of the effective date of information described in this press release, as applicable. The forward-looking statements herein relate to predictions, expectations, beliefs, plans, projections, objectives, assumptions, or future events or performance (often, but not always, using words or phrases such as “expects,” “anticipates,” “plans,” “projects,” “estimates,” “envisages,” “assumes,” “intends,” “strategy,” “goals,” “objectives” or variations thereof or stating that certain action events or results “may,” “can,” “could,” “would,” “might,” or “will” be taken, occur or be achieved, or the negative of any of these terms and similar expressions) and include, without limitation, statements with respect to projected financial targets that the Company is looking to achieve. All forward-looking statements are based on current beliefs as well as various assumptions made by and information currently available to the Company’s management team. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, and risks exist that estimates, forecasts, projections, and other forward-looking statements will not be achieved or that assumptions do not reflect future experience. We caution any person reviewing this press release not to place undue reliance on these forward-looking statements as several important factors could cause the actual outcomes to differ materially from the beliefs, plans, objectives, expectations, anticipations, estimates, assumptions, and intentions expressed in such forward-looking statements. These risk factors may be generally stated as the risk that the assumptions and estimates expressed above do not occur. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by Company or on behalf of the Company except as may be required by law.

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